PROCESS INNOVATOR TO
GLOBAL TECHNOLOGY LEADER



Investor Presentation

May 2013

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2013 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

Company Overview


ATMI

About ATMI

- Global technology company
  - Advanced materials and material delivery systems for microelectronics
  - Leading Single-Use technology bioprocess equipment and consumables
  - Founded in 1986; IPO in 1993 (NASDAQ: ATMI)
  - Headquarters: Danbury, CT
- Global development, manufacturing and support
- Market-leading positions
  - Well-developed IP position
  - High-performing products
  - Long-term, collaborative customer relationships
- Cash balance of $169M at YE12; expect to generate ~$20M per quarter from operations

Revenues ($M)


$367
$390
$407
$414
2010
2011
2012
Q1 2013 LTM

Revenues by Segment


Microelectronics 89%
LifeSciences 11%

A Technology Company With Leading Market Positions

ATMI

Highly Developed Global Infrastructure



Building Korea manufacturing facility in 2013 to better serve local and Asian Microelectronics market

- Sales, Marketing and Application Support
- Product Development Center
- Manufacturing and Operations
- ★ Headquarters

Revenues by Geography



- Asia 69%
- North America 19%
- Europe 12%

Investing to Better Align With Customer Demand

ATMI

Core Competencies

A Strong Foundation

Technical Depth

- Molecular science creation and formulation
- Film fabrication and integrity management
- Process and applications support skillset
- Technology roadmap management

Global Infrastructure

- Developmental capability close to all customers
- Comprehensive supply chain excellence
- Regional application expertise
- Customer value proposition: reduced costs coupled with higher yields and performance

Intellectual Assets

- Established and comprehensive global IP portfolio
- Well developed processes and culture of innovation
- Demonstrated willingness to defend and license

Leveraging Technology + Infrastructure To Address Growth Opportunities

ATMI

Strategic Priorities

Grow the business

- Microelectronics – win advanced nodes at key semiconductor accounts
- LifeSciences – leverage intellectual property and technology in biopharmaceutical industry adoption of single-use technology
- eVOLV™ – ramp first e-waste recycling licensee is building capacity
- BrightBlack® –develop and deploy carbon technology for new gas capture, storage, purification and delivery applications

Improve profitability

- Introduce differentiated, highly valued products
- Drive cost reductions to improve financial performance

Generate greater return on capital

- Maximize returns on strategic investments
- Capital allocation strategy to enhance shareholder value creation

Committed To Growth, Driven By Proven Technology And Engaged People

Strategy

Evolution of Technology Investments


2008
Where We WERE
2013
Where We ARE
Future
Where We're GOING
Microelectronics
LifeSciences
Other

- Expect Microelectronics to continue growing faster than wafer starts
- Nearing growth inflection within LifeSciences and consumables
- Other growth driven by end market applications such as electronic waste recycling and precision carbon adsorbents for energy markets
- Ongoing mix shift will facilitate higher growth/high profitability

Growing Portion Of Revenues And Profits Derived Outside Microelectronics

ATMI

Business Segment Overview



Business Evolution

Microelectronics

- Advanced node technology and solutions leader
- Investing in materials knowledge
- Primary supplier to world's largest semiconductor manufacturers

Technology Transfer

LifeSciences

- Leveraging critical liquid handling developed for Microelectronics
- Revolutionizing the industry with innovation in Single-Use technology
- Strong growth potential

Resource Efficiency

- Material solution to effectively and efficiently recover electronic waste
- Gas recapture, storage and up-grading using high-precision carbon from SDS®
- Opportunity to create value by addressing global sustainability issues

Deploying Core Competencies Into New Businesses

ATMI

Microelectronics

Strong Franchise With Solid Growth And Margins

- Industry-leading position achieved by providing high-performance solutions
- Critical supplier to the industry; customers include
  - Top logic and memory producers
  - Top foundries
- More than just a materials provider
  - Utilizing High Productivity Development (HPD) to drive process efficiency for customers
- Solutions reduce R&D time, costs and integration risk



Microelectronics Revenues ($M)
$336
$351
$366
$370
2010
2011
2012
Q1 2013 LTM



Microelectronics Operating Profit* ($M)
$94
$98
$109
$113
2010
2011
2012
Q1 2013 LTM
% 28% 28% 30% 31%

Microelectronics Is A Strong, Well-Established Business

* Excludes $84.6M charge in 2011 from SDS Direct Transaction

Advanced Electronics Require Advanced Materials

Chips Becoming More Complex…


140
105
70
35
0
1600
1200
800
400
0
65nm
45/40nm
32/28nm
22/20nm
14nm
Materials (Left)
Processes Steps (Right)

…And More Reliant On Materials

(Relevant impact on performance)


5
4
3
2
1
0
65nm
45/40nm
32/28nm
22/20nm
14nm
Scaling
Design
Materials

ATMI Microelectronics Well-Positioned To Benefit From Industry Dynamics

Source: ATMI Marketing, Semico Research

ATMI

Innovative Technologies Demanded By Leading Chip Manufacturers


ATMI
VAC
SDS
SDS
SDS

Leading Market Positions

- Implant Gas Delivery Systems
- Advanced Photo Resist Packaging
- Copper Plating Chemistry
- Copper Post-Etch Cleans Chemistry
- Advanced Copper Post-CMP Cleans Chemistry
- Emerging node CVD, ALD precursors and vaporization technologies

ATMI

Lifesciences Approaching Breakeven And Poised For Growth

- Single-Use concepts based on film fabrication and packaging technology developed for the semiconductor market
- Single-Use allows for lower cost drug development and manufacturing while improving effectiveness and efficiency
- Leading positions in Single-Use Biomixers and High Cell Density Bioreactor Technology
- Flexibility of design and ease of integration
- Additional early stage, advanced fill and connect technologies will further redefine the market

LifeSciences Revenues ($M)


$31
$38
$42
$44
2010
2011
2012
Q1 2013 LTM

LifeSciences Operating (Loss) ($M)


($4)
($6)
($4)
($3)
2010
2011
2012
Q1 2013 LTM

Strong Value Proposition In High-growth Market = Exciting Opportunity

SUT Market Growing 50% CAGR; Approaching $4B By 2020


Available SUT Market ($B)*
Estimated
CAGR ~50%
$0.1
$0.6
$3.6
2011
2016
2020

- LifeSciences profitable by Q4 2013
- Revenue growth of 20% - 30% over the next several years
- Industry reaching inflection point
  - Targeted and personalized drug development starting to hit stride
  - Drug potency and concentration creating demand for efficient manufacturing
  - Emerging markets have different cost expectation


M&A History
NOW Technologies
1998
Newform
1999
Austar Create JV
2007
LevTech
2008
Minority Interest in Artelis
2008
Full Purchase of Artelis
2010

Lifesciences Evolved By Combining Technology Transfer With Strategic M&A

**BioProcess International, "Upsteam Single-Use Bioprocessing Systems" report, Feb. 2012 and ATMI estimates.*

Seasoned History And A Bright Future

SUT Equipment & Consumables



- Classified as higher growth
- IP currently comprises 7% of revenue


57%
43%

Sterile Packaging



20+ Products And Solid Pipeline; Forecasting 20 – 30% Annual Growth

ATMI

Emerging Opportunities: Resource Efficiency

The Next Chapter…

- Continuing investment in technological and materials capability and application knowledge
- Identifying new solutions for resource-intensive challenges
  - Opportunity to utilize global footprint in addressing a growing environmental problem with waste recovery
  - eVOLV based on knowledge of molecules and chemistry formulation to selectively remove metals
  - Gas recovery solution enabled through carbon technology developed for Microelectronics
- Further diversification of the business adds greater growth potential
- Targeting Resource Efficiency to represent 10% of revenues by 2016

E-waste Facts

www.atmi-evolv.com

Contained within 6,000* mobile devices is:

Gold	340 grams
Silver	3.5 kilograms
Palladium	140 grams
Copper	130 kilograms



Combined Value: $28K

*Estimated 1 Billion Produced Annually

…Investment In Technology Development Providing New Ways To Grow

ATMI

Financial Highlights



Income Statement

- Revenues 3% CAGR (vs. flat wafer starts)
  - Operating Income growing >2x faster than revenue
  - Operating Income 11% CAGR
- SDS Direct transaction improves profitability
  - Another example of M&A capability
- Anticipate additional leverage through LifeSciences and Resource Efficiency growth
  - Balance sheet facilitates investment in select targets to gain critical mass


Revenues
$367
$390
$407
$414
2010
2011
2012
Q1 2013 LTM


Operating Income*
$42
$47
$59
$63
2010
2011
2012
Q1 2013 LTM

Growing Faster Than Core Business With Additional Levers To Pull

* Excludes $84.6M charge in 2011 from SDS Direct Transaction

Strong Balance Sheet To Fund Future Growth

- Strong and stable cash position
  - Decline in 2011 driven by $95M SDS Direct transaction in Q4 2011
  - Q1 2013 decline due to timing of some payments and changes in working capital
- No debt
- Expect ongoing cash from operations of ~$20M per quarter
- Capital allocation strategy to promote shareholder value
  - Invest in organic growth
  - Accretive acquisitions
  - Evaluating options for excess cash

Cash ($M)
(Inc. Marketable Securities)


$153
$114
$169
$151
2010
2011
2012
Q1 2013

Cash from Operations*


$66
$54
$91
$76
2010
2011
2012
Q1 2013 LTM

Means And Desire To Create Shareholder Value

* Excludes $84.6M charge in 2011 from SDS Direct Transaction

ATMI

Clear, Realistic Financial Objectives

Revenue

- Microelectronics growth rate greater than wafer starts
- LifeSciences 20% - 30% CAGR over the next several years

Profitability

- LifeSciences to be profitable by Q4 2013
- Operating margin >20% by H2 2014
- Gross margins >50% for each segment

Other

- Opex growth less than half of revenue growth
- Cash flow from operations ~$20M per quarter
- Resource Efficiency to represent 10% of revenue by 2016

Committed To Growth, Driven By Proven Technology and Enabled People

ATMI

Well-Positioned in Microelectronics, Growing in LifeSciences

- Strong, seasoned management team
- Leadership position in Microelectronics with proven ability to leverage technology and innovation
- Growth potential in LifeSciences and Resource Efficiency
- Strong customer value proposition: global infrastructure and supply chain excellence reducing time to market
- Healthy balance sheet with no debt and excess liquidity
- Proven acquirer within both Microelectronics and LifeSciences
- Committed to run the business with shareholders in mind





A Compelling Model To Build Shareholder Value

ATMI